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                                                                  EXHIBIT 10.204



                               THIRD AMENDMENT TO
                   ACQUISITION AND CONSTRUCTION LOAN AGREEMENT



               THIS THIRD AMENDMENT TO ACQUISITION AND CONSTRUCTION LOAN AGREEMENT (the "Third Amendment") is made as of the 22nd day of December, 1999 by and between Heller Financial, Inc., a Delaware corporation ("Lender") whose address is 500 West Monroe Street, Chicago, Illinois 60661 and Preferred Equities Corporation, a Nevada corporation ("Borrower") whose address is 4310 Paradise Road, Las Vegas, Nevada 89109.

               WHEREAS, the parties entered into that certain Acquisition and Construction Loan Agreement dated March 27, 1996, as amended by that certain Amendment to Acquisition and Construction Loan Agreement dated December 23, 1997 and that certain Second Amendment to Acquisition and Construction Loan Agreement dated July 7, 1998 (collectively and as amended hereby, the "Agreement"); and

               WHEREAS, the parties desire to further amend the Agreement pursuant to the terms and conditions as set forth herein.

               NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

               1. The Recitals set forth above are true and correct and incorporated herein by reference.

               2. Section 1.1 regarding Acquisition Commitment is hereby amended to provide that the term "Acquisition Commitment" shall be deemed to be increased hereby and include (i) an additional One Million Dollars and No/100 ($1,000,000.00) , which taken together with the One Million Dollars and No/100 ($1,000,000.00) acquisition commitment set forth in that certain Letter Agreement between Lender and Borrower dated as of October 19, 1999, shall be hereafter jointly referred to as the "First Supplemental Acquisition Commitment" in the amount of Two Million Dollars and No/100 ($2,000,000.00) and shall be for the purpose of providing Borrower with additional working capital subject to any agreement regarding the use of such funds under Section 2.1 of the Agreement as amended hereby and (ii) an additional Nine Hundred Forty Thousand Dollars and No/100 ($940,000.00) (the "Second Supplemental Acquisition Commitment") for the purpose of acquiring eighteen (18) condominium units (the "Additional Units") adjacent to the existing Resort for the development of additional timeshare units (jointly, the "Supplemental Acquisition Commitments"); provided, however, that the Supplemental Acquisition Commitments shall only be advanced pursuant to the terms and upon satisfaction of the conditions set forth in Section 2.1 as modified hereby.



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               3. Section 1.2 regarding Acquisition Note is hereby amended to add to the end thereof the phrase "together with any and all promissory notes given to evidence funds advanced pursuant to the Supplemental Acquisition Commitments, and shall also include any and all amendments, modifications and substitutions thereof, including, but not limited to, that certain Future Advance Acquisition Promissory Note No. 1 dated as of October 19, 1999, in the amount of One Million Dollars and No/100 ($1,000,000.00), and that certain Future Advance Acquisition Promissory Note No. 2, in the amount of One Million Dollars and No/100 ($1,000,000.00) to be given in connection with the advance of the balance of the First Supplemental Acquisition Commitment, all of which shall be replaced by an Amended, Restated and Consolidated Acquisition Promissory Note No. 1 which shall evidence the First Supplemental Acquisition Commitment in the amount of Two Million Dollars and No/100 ($2,000,000.00) plus the outstanding balance of that certain Amended and Restated Acquisition Promissory Note dated December 23, 1997 in the original principal amount of Four Million Eight Hundred Sixty-Five Thousand Dollars ($4,865,000.00)."

               4. Section 1.46 regarding Renovation Commitment is hereby amended to provide that the term "Renovation Commitment" shall be deemed to be increased by and include an additional Seven Hundred Sixty Thousand Dollars and No/100 ($760,000.00) (the "Supplemental Renovation Commitment") for the purpose of construction and renovation of the Additional Units; provided, however, that the Supplemental Renovation Commitment shall only be advanced pursuant to the terms and upon satisfaction of the conditions applicable to Advances of the Renovation Commitment and the terms and conditions that specifically apply to the Supplemental Renovation Commitment.

               5. Section 1.6 regarding Approved Budget is hereby amended to provide that the term "Approved Budget" shall also be deemed to refer to any exhibit executed by Borrower and Lender setting forth an approved budget for the renovation of the Additional Units to be used for timeshare purposes, the expenses of which shall be reimbursed under the Supplemental Renovation Commitment pursuant to the terms and conditions hereof, and the approval of which budget shall be a condition precedent to any Advance under the Supplemental Renovation Commitment.

               6. Section 1.7 regarding Approved Construction Schedule is hereby amended to provide that the term "Approved Construction Schedule" shall also be deemed to refer to any exhibit executed by Borrower and Lender setting forth the approved schedule and order of renovation and construction of the Additional Units and any modifications thereto permitted in accordance with Section 2.7, and the approval of which schedule shall be a condition precedent to any Advance under the Supplemental Renovation Commitment.

               7. Section 1.8 regarding Approved Timeshare Document Filing
Schedule is hereby amended to provide that the term "Approved Timeshare Document Filing Schedule" shall also be deemed to refer to any exhibit executed by Borrower and Lender setting forth the approved schedule for filing and approval of the Timeshare Public Offering Statement for the Additional Units with and by all Governmental Authorities for the sale of Interval Units and the operation of



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the Additional Units as a portion of the Resort Property, and the approval of which schedule shall be a condition precedent to any Advance under the Supplemental Renovation Commitment.

               8. Section 1.19 regarding Declaration of CCRs is hereby amended to provide that the term "Declaration of CCRs" shall be deemed to include any supplemental declaration that subjects the Additional Units to the governance of the Declaration of CCRs.

               9. Section 1.27 regarding Guarantee is hereby amended to add to the end thereof the phrase "together with all amendments, modifications and substitutions thereof."

               10. Section 1.29 regarding Improvements is hereby amended to provide that the term "Improvements" shall also be deemed to refer to the Additional Units upon their acquisition by Borrower.

               11. Section 1.38 regarding Loan is deleted in its entirety and replaced by the following:

               The term "Loan" shall mean the loan by Lender to Borrower, in the maximum amount of the Acquisition and Renovation Commitment, not to exceed, in the aggregate, the advance of (a) the lesser of Seven Million Eight Hundred Five Thousand Dollars and No/100 ($7,805,000.00) or 90% of the costs of acquisition of the Property plus (b) 100% of the costs of labor, materials, and services supplied for the construction of the Improvements and all other expenses incident to construction of the Property, as to each item only to the extent specified in the Approved Budget which amount shall not exceed a total of Four Million Five Hundred Twenty-Three Thousand Dollars and No/100 ($4,523,000.00) over the term of the Loan and shall not exceed the amount of Two Million Five Hundred Thousand Dollars and No/100 ($2,500,000.00) outstanding at any one time.

               12. Section 1.39 regarding Loan Commitment is deleted in its entirety and replaced by the following:

               The term "Loan Commitment" shall mean a maximum of Twelve Million Three Hundred Twenty-Eight Thousand Dollars and No/100 ($12,328,000.00), which is the maximum amount of Advances of the Loan which Lender may be obligated to make under this Loan Agreement, and is comprised of the Acquisition Commitment and the Renovation Commitment.

               13. Section 1.41 regarding Mortgage is hereby amended to provide that the term "Mortgage" shall be deemed to refer to the existing Mortgage together with any modification or amendment thereto for the purpose of spreading the lien thereof to the Additional Property (defined below).



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               14. Article I - Definitions is hereby amended to add the
following defined term:

               The term "Overlook Repayment" shall mean the receipt by Lender of all outstanding amounts due Lender under that certain Interval Receivables Loan and Security Agreement between Borrower and Lender and dated as of the 6th day of August 1996, as modified by that certain First Modification to the Interval Receivables Loan and Security Agreement dated as of the 7th day of July 1998 (collectively, the "Overlook Receivables Loan"), and that certain Acquisition and Renovation Loan Agreement between Borrower and Lender and dated as of the 6th day of August 1996, as modified by that certain First Modification to the Acquisition and Renovation Loan Agreement dated as of the 7th day of July 1998 (collectively, the "Overlook Acquisition and Renovation Loan"), and any further amendments, modifications and substitutions therefor.

               15. Section 1.43 regarding Permitted Exceptions is hereby amended to provide that the term "Permitted Exceptions" shall also include, at such time as the Resort is expanded to include Additional Property (as defined below), such exceptions to and encumbrances on title that have been approved by Lender and set forth on an exhibit to the Agreement to be executed by Borrower and Lender.

               16. Section 1.45 regarding Property is hereby amended to provide that the term "Property" shall also be deemed to include and refer to the property upon which the Additional Units are located (the "Additional Property") at the time the Additional Units are acquired by Borrower, the legal description of which shall be set forth in an exhibit to be executed hereafter by Borrower and Lender.

               17. Section 2.1 regarding Commitment of Lender is hereby amended by adding the following thereto:

               The initial One Million Dollars and No/100 ($1,000,000.00) of the First Supplemental Acquisition Commitment has been advanced by Lender to Borrower, as evidenced by that certain Future Advance Acquisition Promissory Note No.1 dated October 19, 1999, for application by Borrower to the payment of its accounts payable.

               Upon Lender's receipt of the portion of Overlook Repayment due Lender under the Overlook Acquisition and Renovation Loan and Borrower's delivery to Lender of a statement executed by Borrower which describes Borrower's intended use of the One Million Dollars and No/100 ($1,000,000.00) balance of funds to be advanced under the First Supplemental Acquisition Commitment (the "Statement of Use"), and provided that such Statement of Use is acceptable to Lender as set forth below, the balance of the First Supplemental Acquisition Commitment shall be made available and applied as set forth in the Agreement and the Statement of Use, concurrently with the recording of a Notice of Future Advance and delivery of a Future Advance Acquisition Promissory Note. Borrower and Lender hereby agree that the Statement of Use shall be acceptable to Lender if it



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        provides that Five Hundred Thousand Dollars and No/100 ($500,000.00)
        shall be used for working capital purposes and that that remaining Five Hundred Thousand Dollars and No/100 ($500,000.00) shall be used for the establishment of Borrower's sales centers or off-premises contact operations, provided that the budgets for such centers and operations are acceptable to Lender in Lender's sole discretion.

               In addition to and separate from Lender's commitment to advance the First Supplemental Acquisition Commitment as set forth above, commencing November 1, 1999, and ending April 15, 2000, and provided that Lender has received the Overlook Repayment and that the Conditions Precedent to Second Supplemental Acquisition Commitment (defined below) have been satisfied, the Second Supplemental Acquisition Commitment shall be made available concurrently with the recording of a Mortgage Spreader Agreement and Notice of Future Advance and the delivery of Future Advance Promissory Note made by Borrower, which shall together spread the lien of the Mortgage to encumber the Additional Property and Additional Units and evidence Lender's advance of funds to reimburse Borrower for up to ninety percent (90%) of the acquisition costs of the Additional Property and Additional Units to be sold as Interval Units, the acquisition of which shall have occurred prior to March 31, 2000. The Conditions Precedent to Second Supplemental Acquisition Commitment shall be defined as and consist of the approval in Lender's sole discretion of the following items with respect to the Additional Property or Additional Units, as applicable: Survey, flood hazard certification, mortgagee title commitment, Phase I environmental audit, appraisal, building inspection report, certificate of occupancy and evidence of compliance with Fair Housing Act and Americans with Disabilities Act.

               Subject to all conditions precedent applicable to advances of the Renovation Commitment and provided that Lender has received the Overlook Repayment and that Borrower has acquired the Additional Property, commencing November 1, 1999, the Supplemental Renovation Commitment shall be made available for reimbursement of renovation costs for the Additional Units in accordance with the Agreement.

               Until such time as the Overlook Repayment has been received by Lender, Lender shall not be obligated to make any Advances or disburse any portion of the Acquisition Commitment or the Renovation Commitment if at any time the combined outstanding balance of the Acquisition Note, the Renovation Note and the Promissory Note given by Borrower to Lender pursuant to the Interval Receivables Loan would exceed Eighteen Million Dollars and No/100 ($18,000,000.00). Upon and after such time as the Overlook Repayment has been received by Lender, Lender shall not be obligated to make any Advances or disburse any portion of the Acquisition Commitment or the Renovation Commitment if at any time the combined outstanding balance of the Acquisition Note, the Renovation Note and the Promissory Note given by Borrower to Lender pursuant to the Interval Receivables Loan would exceed Thirty Million Dollars and No/100 ($30,000,000.00).



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               18. Section 2.4 regarding Advances is hereby amended by adding the following:

        Lender shall withhold twenty percent (20%) of all advances under the Supplemental Renovation Commitment (the "Reservation") to be held by Lender until such time as all conditions precedent set forth in the Agreement to the final Advance under the Supplemental Renovation Commitment have been satisfied, whereupon the Reservation shall be disbursed together with the final Advance.

               19. Section 4.1(b) regarding Mandatory Payments is hereby deleted and replaced with the following:

        So long as there is any indebtedness outstanding under the Acquisition Note or the Renovation Note, if during the period of the Loan Agreement ending on the following dates ("Ending Dates"), the outstanding principal balance of the Loan evidenced by such notes exceeds the following amounts ("Maximum Principal Balance"), the Borrower shall pay the amount of such excess immediately to Lender:

Ending Dates                               Maximum Principal Balance
------------                               -------------------------
February 28, 2000                          $2,333,000.00
May 31, 2000                               $1,860,000.00
August 31, 2000                            $1,391,000.00
November 30, 2000                          $  925,000.00
February 28, 2001                          $463,000.00;

provided, however, that if Lender shall have advanced funds to Borrower under the Second Supplemental Acquisition Commitment and Supplemental Renovation Commitment, the following Ending Dates and Maximum Principal Balances shall be applicable, and any excess thereof shall be immediately payable by Borrower to
Lender:

February 28, 2000                          $3,368,000.00
May 31, 2000                               $3,183,000.00
August 31, 2000                            $2,907,000.00
November 30, 2000                          $2,440,000.00
February 28, 2001                          $1,978,000.00.


               20. Section 6.16 regarding Commitment Fee is hereby amended by adding the following thereto:



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               Borrower has agreed to pay Lender a commitment fee in the amount of one percentage point in connection with the First Supplemental Acquisition Commitment. Borrower has previously paid Lender the amount of Ten Thousand Dollars and No/100 ($10,000.00) which represents a portion of the Lender's commitment fee payable in connection with the First Supplemental Acquisition Commitment. At the time of Lender's receipt of the portion of the Overlook Repayment due Lender under the Overlook Acquisition and Renovation Loan and the satisfaction of other conditions precedent to the advance of the balance of the First Supplemental Acquisition Commitment, Lender shall be paid a commitment fee of Ten Thousand Dollars and No/100 ($10,000.00) representing the balance of the commitment fee payable in connection with the First Supplemental Acquisition Commitment, together with the amount of Forty-Three Thousand Seven Hundred Fifty Dollars and No/100 ($43,750.00) representing the balance of the loan fee payable in connection with availability under the Interval Receivables Loan , all of which shall be withheld by Lender from disbursement of the balance of the First Supplemental Acquisition Commitment.

               Buyer has further agreed to pay Lender a commitment fee in the amount of one percentage point in connection with the Second Supplemental Acquisition Commitment and in connection with the Supplemental Renovation Commitment, each of which shall be payable by Borrower and withheld from disbursements by Lender at the time funds are advanced under such commitments.

               21. In connection with this Amendment, Borrower hereby certifies that (a) all Borrower's representations, warranties, covenants and agreements contained in the Agreement are true and correct and in full force and effect as of the date hereof with the exception that (i) the Financial Statements referenced in Section 3.3 of the Agreement are true, correct and complete as reflected in the quarterly financial report dated May 31, 1999, and the monthly financial report dated July 31, 1999, and (ii) there are no material adverse changes to the information reflected in the disclosure of litigation matters concerning PEC and dated October 6, 1999 and attached hereto as Exhibit "A", (b) as of the date hereof there are no Events of Default thereunder, and (c) all of the Loan Instruments as defined therein are in full force and effect.

               22. Except as modified by this Amendment, all other terms and conditions of the Agreement and other Loan Instruments shall remain in full force and effect. Should Borrower currently be in default under the Agreement, which default would not have existed if this Amendment were effective, such default is hereby waived.

               23. As consideration for, and as a mutual inducement to Lender entering into this Amendment, Borrower hereby waives and releases any and all setoffs, counterclaims and defenses it has of the date hereof with respect to the Loans and performance by Lender under the Loan Instruments, and hereby acknowledges that Lender has fully performed all of its obligations and is not in default under the Loan Instruments. Execution of this Amendment shall not be



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deemed to constitute a waiver or release by Lender of any its rights or remedies under the Loan Instruments.

               IN WITNESS whereof the parties have executed this Agreement as of the date above.




PREFERRED EQUITIES CORPORATION,             HELLER FINANCIAL, INC., a
a Nevada corporation                        Delaware corporation


By:  /s/ JON A. JOSEPH                      By:
     -----------------------------              -----------------------------

         Jon A. Joseph
----------------------------------          ---------------------------------
Print Name                                  Print Name

Its:       Vice President                   Its:
    ------------------------------              -----------------------------




                                            APPROVED BY GUARANTOR:

                                            MEGO FINANCIAL CORP., a
                                            New York corporation


                                            By: /s/ JON A. JOSEPH
                                               ------------------------------

                                                     Jon A. Joseph
                                           ----------------------------------

                                            Print Name

                                            Its:     Vice President
                                                -----------------------------



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deemed to constitute a waiver or release by Lender of any its rights or remedies under the Loan Documents.

               IN WITNESS whereof the parties have executed this Agreement as of the date above.



PREFERRED EQUITIES CORPORATION,             HELLER FINANCIAL, INC., a
a Nevada corporation                        Delaware corporation


By:  /s/ JON A. JOSEPH                      By: /s/ DENNIS K. HOLLAND
     -----------------------------              -----------------------------

         Jon A. Joseph                              Dennis K. Holland
----------------------------------          ---------------------------------
Print Name                                  Print Name

Its:  Vice President                        Its:  Senior Vice President
    ------------------------------              -----------------------------




                                            APPROVED BY GUARANTOR:

                                            MEGO FINANCIAL CORP., a
                                            New York corporation


                                            By: /s/ JON A. JOSEPH
                                               ------------------------------

                                                     Jon A. Joseph
                                           ----------------------------------

                                            Print Name

                                            Its:     Vice President
                                                -----------------------------



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